SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 2, 1997



                      JAMES RIVER CORPORATION OF VIRGINIA
             (Exact name of Registrant as Specified in its Charter)


    Virginia                    1-7911                          54-0848173
 (State or Other        (Commission File Number)              (IRS Employer
 jurisdiction of                                            Identification No.)
 Incorporation)


 120 Tredegar Street, Richmond, Virginia                           23219
 (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (804) 644-5411



                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

                  James River Corporation of Virginia, a Virginia corporation ("James River") has filed a Registration Statement on Form S-4 relating to the proposed merger of James River Delaware, Inc., a Delaware corporation and a wholly owned subsidiary of James River, with and into Fort Howard Corporation, a Delaware corporation (the "Merger"). The definitive Proxy Statement-Prospectus mailed to shareholders of James River in connection with the Merger (the "Proxy Statement") is attached hereto as Exhibit 20.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (b)      Pro Forma Financial Information.

                           The Pro Forma Financial Information and the Notes thereto contained at pages 32 through 41 of the Proxy Statement is incorporated herein by reference.

                  (c)      Exhibits.

                           20.1 Definitive Proxy Statement-Prospectus of James River, dated June 26, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            JAMES RIVER CORPORATION OF VIRGINIA



                                            By:/s/ Clifford A. Cutchins, IV
                                               ----------------------------
                                               Clifford A. Cutchins, IV
                                               Senior Vice President and
                                               General Counsel

Date:  July 2, 1997

Index to Exhibits

Exhibit                                  Description
-------               ----------------------------------------------------
20.1                  Definitive Proxy Statement-Prospectus of James River
                      Corporation of Virginia, dated June 26, 1997.